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MADURAI KAMARAJ UNIVERSITY

(University with Potential for Excellence)

Dr. I. Singaram, M.A., (Soc.), M.A., (Pol.Sci.), M.Phil., Ph.D.,
Registrar

Palkalai Nagar
Madurai – 625 021.

****

Ref: R-CO/P-2/PP/2009

Date:17.09.2009

To

The Chief Executive Officer
Clenergen Corporation Limited (UK)
Bath House
8 Chapel Place
London EC2A 3DQ
UK.

Sir,

Sub: Forwarding of Project Proposal – Reg.

*****

I am, by direction, to forward herewith the project proposal entitled 'Research on Feasibility of Cultivating Polyploidy Paulownia as a biomass feedstock in Tamil Nadu' as submitted by Prof. K. Muthuchelian, Prof., & Head, Department of Bioenergy, School of Energy, Environment and Natural Resources of this University, for your consideration, without any financial commitment on the part of the University.

Yours faithfully,

REGISTRAR. 17/9/09

Copy to: Prof. K. Muthuchelian
Prof., & Head
Department of Bioenergy
School of Energy, Environment and Natural Resources
Madurai Kamaraj University
Madurai – 625 021.

Project Proposal on Research and Development

Research on Feasibility of cultivating Polyploidy Paulownia as a biomass feedstock in Tamil Nadu.

Submitted to

Chief Executive Officer
Clenergen Corporation Limited (UK)
Bath House, 8 Chapel Place,
London EC2A 3DQ, UK

BY

Prof. K. MUTHUCHELIAN, Ph.D., D.Sc., FNABS., FIEF.,
Department of Bioenergy
SCHOOL OF ENERGY, ENVIRONMENT & NATURAL RESOURCES
MADURAI KAMARAJ UNIVERSITY
MADURAI - 625 021.
Email: drchelian1960@yahoo.co.in

SUBMISSION OF PROJECT PROPOSAL ON RESEARCH AND DEVELOPMENT

PART I: GENERAL INFORMATION

1. Name of the Institute/University/Organisation submitting the Project Proposal :

Department of Bioenergy
School of Energy, Environment and Natural Resources
Madurai Kamaraj University
Madurai- 625 021

2. State	:	Tamil Nadu
3. Status of the Institute	:	University- Autonomous
4. Name and designation of the Executive Authority of the Institute/ University forwarding the application:		**The Registrar** Madurai Kamaraj University Madurai- 625 021
5. Project Title	:	**Research on Feasibility of cultivating Polyploidy Paulownia as a biomass feedstock in Tamil Nadu**
6. Category of the Project	:	**R&D**
7. Specific Area	:	**Bioenergy**
8. Duration	:	**1 Year (12 months)**
9. Total Cost	:	**(Rs.) 7,54,400/-**

10. Is the project Single Institutional or Multiple-Institutional (S/M)? : **Single**

Signature of the Principal Investigator

Prof. K. MUTHUCHELIAN, D.Sc., FNABS., FIEF.,
Chairperson
School of Energy, Environment and Natural Resources
Madurai Kamaraj University
Madurai - 625 021.

Signature of the Executive Authority of the Institute/ University

REGISTRAR,
MADURAI KAMARAJ UNIVERSITY,
MADURAI-625 021.